Exhibit 99.1

1 2020 Investor Relations Presentation

2 UFP INDUSTRIES, INC. 2020 Please be aware that: Statements included in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act, as amended, and are based on management’s beliefs, assumptions, current expectations, estimates, and projections about the markets we serve, the economy, and the company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” likely,” “plans,” “projects,” “should,” variations of such words, and similar expressions identify such forward-looking statements. These statements do not guarantee future performance and involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. The Company does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward- looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially from forward-looking statements are the following: Fluctuations in the price of lumber; adverse or unusual weather conditions; adverse conditions in the markets we serve; government regulations, particularly involving environmental and safety regulations; and our ability to make successful business acquisitions. Certain of these risk factors as well as other risk factors and additional information are included in the Company's reports on Form 10-K and 10-Q on file with the Securities and Exchange Commission. This presentation is the property of UFP Industries, Inc. Any redistribution, retransmission, or reprinting of this presentation in any form without the express written consent of Universal is strictly prohibited.

3 With over 142 operations in 8 countries, the companies of UFP Industries comprise one of the world’s largest producers of wood and wood-alternative products for retail, construction and industrial markets. NO MISSION STATEMENTS. JUST PEOPLE ON A MISSION.™

4 BUSINESS MODEL OUR PERFORMANCE 2020 6.0% EBITDA Margin 5.9% 7.2% $3,941 Net Sales $4,489 $4,416 $124 Net Earnings $152 $182 0.60 Net Debt to EBITDA 0.76 0.0 $238 EBITDA $266 $317 13.2% ROIC 14.0% 15.1% 2017 2018 2019 Unit sales growth rate 15% 6% 6% 13% 12% 19% $ Sales in Millions Growth rate 18% 23% 20%

5 Company founded in Grand Rapids, MI 1955 INTRODUCTION WHO WE ARE Number of employees worldwide 12,000 Number of facilities worldwide 143 2020 2019 Revenue $4.4B 2019 EBITDA $317M $

6 INTRODUCTION WHERE WE ARE 2020 127 2 4 1 1 3 1 4

7 Industrial - $1.1B Big box, independents, & buying co-ops Single and multi-family builders, commercial builders, concrete formers, factory-built housing (mobile & modular homes) & RVs Industrial packaging, packaging materials & OEM components Based on 2019 Sales INTRODUCTION OUR CUSTOMERS Retail - $1.5B Construction - $1.6B 34% 2020 International - $0.2B Overseas sourcing and selling with manufacturing and design assets in six countries. 34% 36% 25% 5%

8 UFP INDUSTRIES BUSINESS SEGMENTS

9 Since our founding through 2019, we managed our people and plants regionally. Beginning January 1, 2020, we realigned our management teams to focus specifically on business segments rather than geographies. At the same time, we changed our name to better reflect the breadth of our product mix. The new structure will bring even greater alignment with our customers and allow for quicker introduction of new, value-added products. It also will help us more effectively allocate capital to grow and improve our business. UFP INDUSTRIES MANAGEMENT (R)EVOLUTION 2020 and Beyond Western Division Southern Division Northern Division 1955 - 2019

10 We manufacture and sell on-trend brands to all major building products retailers, while supporting our customers with best-in-class in-store and e-commerce support. BUSINESS SEGMENTS RETAIL SOLUTIONS 2020 2019: ProWood - $821M, Outdoor Essentials - $237M, Deckorators - $192M, UFP Edge - $97M, Dimensions - $55M, Other – $147M

11 The industry’s leading innovator of composite decking, railing and accessories. Deckorators.com BUSINESS SEGMENTS RETAIL SOLUTIONS 2020

12 Preserved lumber including timbers, decking, construction materials and fire treated. BUSINESS SEGMENTS RETAIL SOLUTIONS ProWoodLumber.com 2020

13 UFPEdge.com Premium siding, pattern, trim and accent wall products. BUSINESS SEGMENTS RETAIL SOLUTIONS 2020

14 OutdoorEssentialProducts.com Outdoor lifestyle products including wood and vinyl fencing, landscape and garden décor, picnic tables, pergolas, trellises and more. BUSINESS SEGMENTS RETAIL SOLUTIONS 2020

15 DimensionsDIY.com DIY project panels, short lumber and boards, kits, packs, home and décor retail products. BUSINESS SEGMENTS RETAIL SOLUTIONS 2020

16 Supports the largest home improvement retailers in the U.S. in multichannel online B2B2C sales strategies. Provides thousands of curated products and assortments to support customers’ distribution efforts such as direct-to-home, ship-to-store, including UPS, USPS and LTL shipments. YOY revenue growth in FY ‘19 was 34%. BUSINESS SEGMENTS RETAIL SOLUTIONS 2020 E-COMMERCE

17 Single-source provider of concrete forms, building components, framing, exterior and interior finishing programs designed to make building processes run at maximum efficiency. BUSINESS SEGMENTS CONSTRUCTION • SITE BUILT •FACTORY-BUILT • CONCRETE FORMING •COMMERCIAL 2020 2019: Site Built - $714M, Factory Built - $485M, Commercial - $294M, Concrete Forming - $159M

18 SITE BUILT Roof trusses, wall panels, floor systems, doors and framing services for residential and light commercial builders. BUSINESS SEGMENTS CONSTRUCTION 2020

19 FACTORY-BUILT Roof trusses, floor joists, laminated wall panels, cabinet components, countertops and milled components for the modular and manufactured home, RV and mobile office. BUSINESS SEGMENTS CONSTRUCTION 2020

20 CONCRETE FORMING BUSINESS SEGMENTS CONSTRUCTION Custom radius forms, wall and column forms, gang systems, lumber and panels. 2020

21 Full-service, turnkey project management of consumer environment and architectural interiors: Design, development, engineering, manufacturing, assembly, distribution and installation. BUSINESS SEGMENTS CONSTRUCTION COMMERCIAL IDXCorporation.com 2020

22 PP Delivering innovative structural packaging solutions backed by the industry’s leading design team, a global manufacturing footprint, and integrated hyper-responsive service teams. BUSINESS SEGMENTS INDUSTRIAL • TOTAL PACKAGING SOLUTIONS • OEM COMPONENTS & PANELS • PROTECTIVE PACKAGING 2020 Product categories:

23 Wood, steel and mixed material crates and specialty containers, paper board, foils, labels and corrugate. BUSINESS SEGMENTS INDUSTRIAL TOTAL PACKAGING SOLUTIONS 2020

24 Precision-milled hardwoods, softwoods, and panel goods for bedding, furniture, shed, door and window companies. BUSINESS SEGMENTS INDUSTRIAL OEM COMPONENTS AND PANELS 2020

25 Crates, cases, VCI’s, foam, mixed materials, design and testing. Protective and preserving OEM products, serving all industries. BUSINESS SEGMENTS INDUSTRIAL 2020 PROTECTIVE PACKAGING

26 UFP International sources and sells products in 65 countries, extending our reach with multinational customers, while opening global opportunities for growth. Additionally, we own manufacturing and design assets in Canada, Mexico, Australia, China, Japan and UK. BUSINESS SEGMENTS INTERNATIONAL 2020

27 BUSINESS MODEL PRODUCT MIX EVOLUTION 2013 2019 Value-added 31% 58% 69% 42% Commodity Value-added as a percent of sales Value-added Commodity 2013 2019 % of Sales $540m 3% 12% $85m Sales New products % of Sales Sales 2020

28 BUSINESS MODEL HOW WE GOT HERE 2020 Founded in 1955. Managers are required to own stock. Management team has an average tenure of 22 years. 2020 management realignment from geographic to business segment. International in scope, regional in focus. Local decision-making for local customers. Win-Loss record of 65-0. (Yes, we’ve never lost money. Every plant is a profit center whose managers are bonused on ROI. Greater customer alignment, quicker to market, more effective capital allocation. Entrepreneurial Stable Responsive Focused

29 BUSINESS MODEL WHAT GETS IN OUR WAY Availability of quality labor General economic trends Fluctuation in commodity lumber costs Regulatory burdens 2020

30 BUSINESS MODEL LONG-TERM FINANCIAL GOALS 2020 Annual unit sales growth that exceeds positive U.S. GDP growth by 4-6 percentage points including acquisitions EBITDA growth exceeding unit sales growth Earn ROIC greater than WACC

31 Although we have a low degree of visibility into future demand, we observe the following today: Construction There was contraction in demand in Q3 as net sales were flat, increasing 0.4% YOY. Sales showed steady improvement over the quarter, decreasing by 3% in July and increasing 5% YOY in September. BUSINESS MODEL COVID-19: FORWARD OUTLOOK Industrial Many of our customers are still impacted by the pandemic and Q3 net sales remained relatively flat, increasing 4% YOY. Demand had rebounded as the quarter progressed with net sales down 5% in July and increasing 32% YOY in September. 2020 Retail Saw robust demand in Q3 with net sales up 76%. Growth accelerated over the quarter with September up 97% YOY, and strong demand continuing into October. CapEx of $100M. Other considerations for FY 2020: A Cash Cycle consistent with historical trends resulting in a reduction in WC and increase in cash as sales decline. Decremental operating margins in the range of 10-15%.

32 Experienced Leadership BUSINESS MODEL BUILT FOR TOUGH TIMES 2020 Our profit center organization model results in a stable of seasoned leaders skilled in managing their business. These profit centers have highly variable cost structures allowing rapid adjustment to market demand and have heavier investments in working capital, which are turned into cash flow in tough times. A prudent and return- focused approach to capital allocation provides us with a strong balance sheet and capital reserves we use opportunistically. A compensation structure that emphasizes incentives driven by ROIC, resulting in wise and quick decision- making. Balanced Business Model Flexible Cost Structure Conservative Balance Sheet Incentivized By ROIC A diversified business portfolio mitigates risk of a decline in a single market.

33 FINANCIALS

34 BUSINESS MODEL LUMBER MARKET IMPACT ON OPERATING RESULTS Goal: to earn a stable profit per unit 2020 We are less affected by the level of lumber prices than the primary producers of lumber are Level of lumber prices affects gross profit and SG&A to sales ratios Profit per unit is primarily impacted by the trend and volatility of the market Balance in business and risk management techniques mitigate impact on profitability

35 377 402 420 358 394 455 530 716 934 331 370 365 354 346 329 356 346 364 360 373 371 449 496 505 496 554 572 525 449 443 375 339 338 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 $800 $850 $900 $950 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec FINANCIALS LUMBER MARKET 2020 Lumber Market (in $/MBF) Average weekly random lengths framing lumber composite price. 2020 2019 2018

36 FINANCIALS LUMBER MARKET - SYP 2020 346 345 360 333 412 494 552 729 886 370 403 408 401 383 344 359 348 355 345 344 335 418 459 480 483 535 562 512 449 440 410 378 377 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 $800 $850 $900 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Lumber Market (in $/MBF) Average weekly Southern Yellow Pine composite price. Purchases of SYP comprise almost two-thirds of our total lumber purchases. 2020 2019 2018

37 FINANCIALS 2020 NET SALES Long-Term Goal: Unit sales growth of 4% to 6% over positive GDP, including acquisitions Net Sales (in millions) Percent Change $2,887 $3,240 $3,941 $4,489 $4,416 11% 11% 15% 6% 6% 7% 8% 4% 3% 5% 4% 3% 11% 3% 1% 0% 3% 6% 9% 12% 15% 18% 21% 24% 27% 30% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 Acquisition Unit Sales Growth Organic Unit Sales Growth Total Unit Sales Growth Net Sales 2015 2016 2017 2018 2019

38 FINANCIALS UNIT SALES AND PROFIT GROWTH 2020 Percent Growth 11% 11% 14% 6% 6% 23% 19% 15% 9% 16% 33% 18% 13% 12% 19% 0% 5% 10% 15% 20% 25% 30% 35% 2015 2016 2017 2018 2019 Long-Term Goal: Achieve EBITDA growth exceeding unit sales growth. Unit Sales Growth Gross Profit Growth EBITDA Growth

39 FINANCIALS EBITDA 2020 (1) Lumber Market Adjusted EBITDA Margin determined by restating 2016-2019 sales to be based upon 2015 lumber prices. (2) Non-GAAP Financial Information: This release includes certain financial information not prepared in accordance with U.S. GAAP. Because not all companies calculate non-GAAP financial information identically (or at all), the presentations herein may not be comparable to other similarly titled measures used by other companies. Management considers EBITDA, as well as lumber market adjusted EBITDA margin, as non-GAAP alternative performance measures which may provide useful information to investors. See the company’s web site at ufpi.com for reconciliation to related GAAP measurement. EBITDA (in millions) EBITDA Margin Lumber Market Adjusted EBITDA Margin EBITDA Margin EBITDA $179.2 $210.7 $237.6 $265.6 $317.3 6.2% 6.5% 6.0% 5.9% 7.2% 6.2% 6.6% 6.3% 6.8% 7.7% 4.5% 5.5% 6.5% 7.5% 8.5% $- $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 $275 $300 $325 2015 2016 2017 2018 2019

40 BUSINESS MODEL MARGIN IMPROVEMENT DRIVERS 2020 Operating leverage on sales growth Product mix improvements - New product and core line innovation initiatives - Conversion from commodity to value-added Strength of market demand Automation initiatives

41 FINANCIALS RETURN ON INVESTED CAPITAL 2020 Hurdle Rate = 12% 10% WACC and Minimum ROIC Goal (1) See the company’s website at ufpi.com for reconciliation to related GAAP measurement. Percent 11.2% 13.7% 13.2% 14.0% 15.1% -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2015 2016 2017 2018 2019

42 FINANCIALS CASH CYCLE 2020 Cash Cycle = Days Receivables Outstanding + Days Supply of Inventory – Days Payables Outstanding Days 53.2 47.9 52.4 54.1 55.7 0 10 20 30 40 50 60 70 2015 2016 2017 2018 2019

43 FINANCIALS NET DEBT 2020 $ In thousands Sep-20 Dec-19 Dec-18 3.89% series 2012 - A notes, Tranche A, due December 2022 $ 35,000 $ 35,000 $ 35,000 3.98% series 2012 - B notes, Tranche B, due December 2024 40,000 40,000 40,000 4.20% series 2018 - C notes, Tranche C, due June 2028 40,000 40,000 40,000 4.27% series 2018 - D notes, Tranche D, due June 2030 35,000 35,000 35,000 3.04% series 2018 - E notes, Tranche E, due August 2032 50,000 -- 3.08% series 2018 - F notes, Tranche F, due August 2033 50,000 -- 3.15% series 2018 - G notes, Tranche G, due August 2035 50,000 -- Revolving credit facility ($375 million total available) 4,385 3,976 42,490 Industrial Development Revenue Bonds 9,700 9,700 9,700 Other (58) 8 88 Less Cash Surplus (346,154) (168,336) (27,316) Plus Cash Overdraft -- 27,367 Total Net Debt (Cash) $ (32,127) $ (4,652) $ 202,329 Unused debt capacity at 2X EBITDA less average debt $ 754,000

44 FINANCIALS CAPITAL STRUCTURE 2020 Percent Net Debt to Total Capitalization vs Maximum Target Net Debt to EBITDA vs Maximum Target 2.0% 6.6% 11.8% 11.5% 12.4% 0.0% 10.2% 12.8% 15.7% 0.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 0.17 0.74 1.10 0.80 0.72 - 0.46 0.60 0.76 - 0.0 0.5 1.0 1.5 2.0 2.5 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Target Net Debt to Total Capital Net Debt to EBITDA

45 BUSINESS MODEL BALANCED USE OF FREE CASH FLOW 2020 Dividend yield approximately 1.08% Share repurchases total over $29M YTD (1.1M remaining share authorization) Capex plan of $100M (expansionary plan of $40M) Long-term target for acquisitions to contribute half of our total annual unit sales growth

46 FINANCIALS SELECTED INCOME STATEMENT DATA 3RD QUARTER 2020 (1) See the company’s website at ufpi.com for reconciliation to related GAAP measurement. $ In thousands, except per share data Q3 2020 Q3 2019 % Change Unit % Change Retail $ 700,522 $ 397,140 76.4 34.0 Industrial 282,124 271,667 3.8 -2.0 Construction 447,103 445,505 0.4 -9.0 All Other 56,478 48,714 15.9 Total Net Sales $ 1,486,227 $ 1,163,026 27.8 8.0 EBITDA (1) $ 125,689 $ 89,710 40.1 Net Earnings Attributable to Controlling Interest $ 77,204 $ 51,859 48.9 Diluted EPS $ 1.25 $ 0.84 48.8

47 FINANCIALS SELECTED INCOME STATEMENT DATA YTD RESULTS 2020 $ In thousands, except per share data YTD 2020 YTD 2019 % Change Unit % Change Retail $ 1,661,873 $ 1,212,330 37.1 22.0 Industrial 763,046 837,671 -8.9 -10.0 Construction 1,187,429 1,225,467 -3.1 -8.0 All Other 147,942 142,501 3.8 Total Net Sales $ 3,760,290 $ 3,417,969 10.0 3.0 EBITDA (1) $ 313,170 $ 246,427 27.1 Net Earnings Attributable to Controlling Interest $ 183,826 $ 141,914 29.5 Diluted EPS $ 2.98 $ 2.30 29.6 (1) See the company’s website at ufpi.com for reconciliation to related GAAP measurement.

48 2801 E. Beltline Ave. NE Grand Rapids, MI 49506 (800) 598-9663 - UFPI.com THANK YOU.